UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                                 IEH Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

      |_|   Fee paid previously with preliminary materials.

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      |_|   Check box if any part of the fee is offset as  provided  by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration statement number, or the Form or Schedule and the date of its filing.

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      1)    Amount Previously Paid:

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      4)    Date Filed:

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SEC 1913 Persons who are to respond to the collection of  information  contained in this form are not (02-02) required to respond unless the form displays a currently valid OMB control number.

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on September 24, 2008

To the Shareholders of
  IEH CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (the "Company") will be held at the Company's offices at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 on September 24, 2008 at 9:00 a.m., New York time, for the following purposes:

         1. To elect two (2) Directors to IEH's Board of Directors to hold office for a period of two years or until their successors are duly elected and qualified;

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The close of business on August 20, 2008 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the Annual Meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of IEH Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                              By Order of the Board of Directors

                                              Robert Knoth,
                                              Secretary

Dated: August 22, 2008

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 IEH CORPORATION
                                 140 58th Street
                              Building B, Suite 8E
                            Brooklyn, New York 11220

                     PROXY STATEMENT FOR THE IEH CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 24, 2008

                QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

         This proxy statement describes the proposal on which our board of directors of IEH Corporation ("IEH" or the "Company") would like you, as a shareholder, to vote at the Annual Meeting of the Shareholders of the Company, which will take place on September 24, 2008 at 9:00 a.m. at the Company's offices. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about August 22, 2008 to all shareholders of record entitled to vote at the Annual Meeting.

         In this proxy statement, we refer to IEH Corporation as "IEH", the "Company", "we", "us" or "our."

Who can vote at the Annual Meeting of Shareholders?

         Shareholders who owned shares of common stock on August 20, 2008 may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 2,303,468 shares of the Company's common stock outstanding on August 20, 2008. All shares of common stock shall vote together as a single class. Information about the shareholdings of our directors and executive officers is contained in the section of this proxy statement entitled "Voting Securities and Security Ownership of Certain Beneficial Owners and Management" on page 9 of this proxy statement.

What is the proxy card?

         The proxy card enables you to appoint Robert Knoth, Secretary of the Company, and Michael Offerman, Chief Executive Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

         At the Annual Meeting you are being asked to vote on the election of Michael Offerman and Murray Sennet to the Board of Directors of IEH Corporation.

         Although we are unaware of any possible business to be addressed at the Annual Meeting, we will also transact any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

         Our Board of Directors unanimously recommends that the nominated persons be re-elected to the Board of Directors of IEH Corporation as Class I members.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

         Most of our shareholders hold their shares beneficially in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held record and those owned beneficially.

Shareholder of Record

         If on August 20, 2008, your shares were registered directly in your name with our transfer agent, Registrar and Transfer Company, you are a shareholder of record who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

         If on August 20, 2008, your shares are held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held "in street name," and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Annual Meeting.

How do I vote?

         (1)      You may vote by mail.

         You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

         o        as you instruct, and

         o according to the best judgment of Messrs. Offerman and Knoth if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

         If you return a signed card, but do not provide voting instructions, your shares will be voted:

         o to approve the election of the nominated person to the Company's Board of Directors, and

         o according to the best judgment of Messrs. Offerman and Knoth if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

         (2)      You may vote in person at the Annual Meeting.

         We will pass out written ballots to anyone who wants to vote at the Annual Meeting. However, if you hold your shares in street name, you must bring to the Annual Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

      You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

         You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

         o        sending a written notice to the Secretary of the Company,  Mr.
                  Robert Knoth, stating that
                  you would like to revoke your proxy of a particular date,

         o signing another proxy card with a later date and returning it before the polls close at the Annual Meeting, or attending the Annual Meeting and voting in person.

         Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

         If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting.

How are votes counted?

         You may vote "For" or "Withhold Authority" on re-electing the Board Members.

How many shareholders are needed either in person or by proxy to hold the Annual Meeting?

         To hold the Annual Meeting and conduct business, a majority of the Company's outstanding shares of common stock entitled to vote, in person or represented by proxy, must be present at the Annual Meeting. This is called a quorum.

         Shares are counted as present at the Annual Meeting if the shareholder either:

         o        is present and votes in person at the Annual Meeting, or

         o        has properly submitted a proxy card.

How many votes are required to re-elect the nominated persons to the Board of Directors?

         The affirmative vote of a plurality of the votes cast at the Annual Meeting of the shareholders by the holders of shares of common stock entitled to vote in the election is required to elect each director.

How many votes are required to approve other matters that may come before the shareholders at the Annual Meeting?

         An  affirmative  vote of a  majority  of the votes  cast at the  Annual
Meeting is required for approval of all other items being submitted to the shareholders for their consideration.

What happens if I don't indicate how to vote my proxy?

         If  you  just  sign  your  proxy   card   without   providing   further
instructions, your shares will be counted as a "FOR" vote for the election of the directors.

Is my vote kept confidential?

         Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

         We will announce preliminary voting results at the Annual Meeting. We will also publish the final results in our quarterly report on Form l0-Q for the fiscal quarter following the results of the voting on this matter. We will file that report with the SEC, and you can obtain a copy by calling the SEC at l-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.
                    -----------

Who can help answer my questions?

         You can contact our corporate headquarters at (718) 492-4440 or by sending to Mr. Robert Knoth at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220, any questions about proposals described in this proxy statement or how to execute your vote.

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220


                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Shareholders
                        To Be Held on September 24, 2008


         This proxy statement and the accompanying form of proxy have been mailed on or about August 22, 2008 to the holders of record on August 20, 2008 (the "Record Date") of the common stock, par value $.01 per share ("Common Stock") of IEH CORPORATION, a New York corporation ("IEH" or the "Company") in connection with the solicitation of proxies by the Board of Directors of IEH for use at the Annual Meeting of Shareholders to be held on September 24, 2008 at 9:00 a.m., New York time, at IEH's offices at 140 58th Street, Suite 8E, Brooklyn, New York 11220, and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         Shares of IEH's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted (i) FOR the election of the TWO (2) persons nominated by the Board of Directors as Directors; and (ii) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof and for which the persons named on the enclosed proxies determine, in their sole discretion, to vote in favor.

         Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of IEH either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. The presence of a majority of the holders of the outstanding shares of Common Stock entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business. Directors shall be elected by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election. An affirmative vote of a majority of the votes cast at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. The term "votes cast" is defined as the votes actually cast for or against the resolution. A shareholder, not present at the Annual Meeting, voting through a proxy, who abstains from voting on any matter which is submitted to the shareholders for a vote, including the election of Directors, is considered to be present at the meeting for the purpose of establishing a quorum, however, the shares are not counted as being voted for or against the matter submitted. Brokers holding shares for beneficial owners in "street names" must vote those shares according to specific instructions they received from the owners of such shares. If instructions are not received, brokers may vote the shares on all matters to be voted upon at the Annual Meeting.

         IEH will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of IEH's Common Stock held of record by such persons, and IEH may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

         The Annual Report to Shareholders for the fiscal year ended March 28, 2008, including financial statements, accompanies this proxy statement.

         The principal executive offices of IEH are located at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220. IEH's telephone number is (718) 492-4440.

Principal Independent Accountants and Services; Fees Paid

         The Board of Directors of IEH selected Jerome Rosenberg, CPA P.C. as the independent registered auditor of IEH for the fiscal year ending March 28, 2008. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Jerome Rosenberg, CPA P.C. consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission ("SEC"), and consultation in regard to various accounting matters. Jerome Rosenberg, CPA P.C. or a member of his firm is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

         Audit Fees. During the fiscal years ended March 28, 2008 and March 30, 2007, IEH paid an aggregate of $31,250 and $30,000, respectively, each year to Jerome Rosenberg, CPA P.C. for fees related to the audit of its financial statements.

         Audit Related Fees; Financial Systems Design and Implementation. During the fiscal years ended March 28, 2008 and March 30, 2007, no fees were paid to Jerome Rosenberg, CPA P.C. with respect to financial systems design or implementation.

         Tax Fees. During the fiscal years ended March 28, 2008 and March 30, 2007, the Company paid to Jerome Rosenberg, CPA P.C. the sums of $3,000 and $3,000, respectively, for tax compliance, tax advice and tax planning services.

         All Other Fees. During the fiscal year ended March 28, 2008 and March 30, 2007, IEH did not pay any other fees for services to its auditor.

         The Board of Directors has determined that the services provided by Jerome Rosenberg, CPA P.C. and the fees paid to it for such services during the fiscal year ended March 28, 2008 has not compromised the independence of Jerome Rosenberg, CPA P.C. We do not have an Audit Committee of the Board. Because of our small size of operations and because we are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee. The Board acts as a whole with respect to all matters which might otherwise be acted upon by an Audit Committee.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The securities entitled to vote at the meeting are IEH's Common Stock. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the Annual Meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on August 20, 2008 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At that date, 2,303,468 shares of Common Stock were issued and outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth certain information as of August 20, 2008 with respect to (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by IEH to be the beneficial owner of more than five percent (5%) of any class of IEH's voting securities; (ii) each Executive Officer and Director who owns Common Stock in IEH; and (iii) all Executive Officers and Directors as a group. As of August 20, 2008, there were 2,303,468 shares of Common Stock issued and outstanding.

                                                            Amount of and
                                                            Nature of
                       Name and Address of Beneficial       Beneficial          Percentage of Class
                       ------------------------------       ----------          -------------------
Title of Class         Owner                                Ownership
--------------         -----                                ---------
Common Stock           Michael Offerman(1)                    923,784                    40%
$.01 Par Value         140 58th Street
                       Brooklyn, NY 11220

                       Murray Sennet                           24,500                   1.1%
                       1900 Manor Lane
                       Plano, TX 75093

                                       9

                       Allen Gottlieb                               0                     0
                       325 Coral Way
                       Ft. Lauderdale, FL 33301

                       Robert Knoth                             1,770                      *
                       140 58th Street
                       Brooklyn, NY 11220
                                                              188,500                   8.2%
                       David and Nancy Lopez (2)
                       171 Edge of Woods Road
                       Southampton, NY 11969
                                                              127,700                   5.5%
                       Hummingbird Management, LLC(3)
                       460 Park Avenue, 12th Floor
                       New York, NY  10022


All Officers & Directors as a Group
(4 in number)                                                 950,054                    41%

----------------------
         * Less than 1%.

(1) 43,600 shares of Common Stock are jointly owned by Mr. Offerman and his wife, Gail Offerman.

(2) Based on a Schedule 13D Amendment dated August 5, 2005 filed by reporting person.

(3)      Based on a Schedule 13D dated April 26, 2007 filed by reporting person.

All shares set forth above are directly owned by the named individual unless otherwise stated.

         It is expected that the only matters to be considered at the Annual Meeting will be the election of Directors.

                        PROPOSAL I. ELECTION OF DIRECTORS

         IEH's Certificate of Incorporation provides that the Directors of IEH are to be elected in two (2) classes; each class to be elected to a staggered two (2) year term and until their successors are duly elected and qualified. The Board of Directors currently consists of three (3) members divided into two (2) classes with two Class I Members and one Class II Member. The Bylaws of IEH provide that the Board shall consist of between three and eleven persons, and the Board has currently set the number of persons on the Board at three members.

         The persons nominated for election to IEH's Board of Directors at the Annual Meeting are Michael Offerman and Murray Sennet who will serve as Class I members of the Board. The nominees currently serve on the Board of Directors.

         The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees as indicated below if no direction to the contrary is given. In the event that either nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur. No family relationships exist between any Director or nominee for election as a Director.

         The following table sets forth certain information as of the date hereof with respect to all of the Directors of IEH, including the TWO (2) nominees for election to IEH's Board of Directors at the 2008 Annual Meeting. The information provided below indicates the Directors whose terms of office expire at the Annual Meeting and the Director whose term of office expires in 2009. The Directors whose terms of office expire at the Annual Meeting are the Directors nominated for election at the 2008 Annual Meeting.


                      Director                 Position with
      Name             Since       Age          Corporation         Term Expires
      ----             -----       ---          -----------         ------------

Michael Offerman        1973       67    Chairman of the Board of       2008
                                         Directors and President

Murray Sennet           1970       87    Director                       2008

Allen Gottlieb          1992       67    Director                       2009

--------------------

         Michael Offerman (Nominee) has been a member of IEH's Board of Directors since 1973. In May, 1987, Mr. Offerman was elected President of IEH and has held that position since that date. Prior to his becoming President, Mr. Offerman served as Executive Vice-President of IEH.

         Murray Sennet (Nominee) has been a member of IEH's Board of Directors since 1968. Mr. Sennet was the Secretary and Treasurer of IEH at the time of his retirement in April, 1986.

         Allen Gottlieb has been a member of IEH's Board of Directors since 1992. Mr. Gottleib has been an attorney in private practice for the past five
(5) years.

Significant Employees

         Robert Knoth joined IEH as Controller in January, 1990 and was elected Treasurer of IEH in March, 1990. Mr. Knoth was elected as Secretary of IEH in September 1992 and Mr. Knoth has held these positions since said dates. From 1986 to January, 1990, Mr. Knoth was employed as controller by G&R Preuss, Inc., a company engaged in the business of manufacturing truck bodies and accessories.

         Joan Prideaux joined the Company in April 1994, as Director of Sales and Marketing. Joan has been in the connector business over 30 years and brings this experience to IEH. She also served as a Vice President until January 2002. Ms. Prideaux resigned as an executive officer in January 2002.

         Mark Iskin is the Director of Purchasing, a position he has held since September 2000. Prior to joining the Company, Mr. Iskin worked as a materials and purchasing specialist in manufacturing and distribution companies. In his last position with an industrial distributor, Mr. Iskin was responsible for purchasing and managing vendors for the cutting tool section of the catalog. In addition, he participated in setting up and developing the Company's forecasting and planning software related to that department's procedures.

         David Offerman joined IEH in September 2004 as the National Sales Manager. Prior to joining IEH, David worked as an account executive and sales manager in the telecommunication industry.

         Robert Romeo serves as Vice President of Engineering for IEH, a position he has held since October 2005. Robert has corporate responsibility for engineering products and driving product enhancements to satisfy the demanding application requirements of IEH customers. In addition, Robert is tasked with engineering new product developments in the IEH connector offerings to broaden the market base of potential customers. These new connectors will introduce the traditional IEH quality and value to industries that specify exceptional reliability and performance in electrical and electronic equipment. Before joining IEH, Robert worked for more than twenty years in positions of increasing responsibility for major national manufacturers of electrical and electronic goods for residential, industrial, government and OEM markets.

         Paul Tzetzos joined IEH in November, 2005 as a Quality Assurance Director. Paul has over 20 years of experience in the field of Quality Assurance with the last 15 years as Director/Manager. He is a degreed Engineer, with diversified knowledge in developing, implementing, maintaining, and improving Quality Systems, such as, ISO 9001:2000, EECS, MIL-Q-9858A, ETC. A certified Lead and Internal Auditor, Paul has a great deal of knowledge concerning military and industry specifications and standards.

Certain Reports

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of IEH's equity securities, to file with the SEC reports of ownership and reports of changes in ownership of Common Stock of IEH.

         Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports received by the Company, the Company believes that filing requirements applicable to officers, directors and 10% shareholders were complied with during the fiscal year, except for certain private transactions on the amount of 1,370 shares of Common Stock purchased by Mr. Knoth, the Company's Chief Financial Officer, Controller and Secretary, which purchases were inadvertently not reported on Form 4.

Board Meetings, Committees and Compensation

         IEH does not have any nominating, audit or compensation committee of the Board of Directors. The Board believes that because of its relatively small size and operations, the Board is well positioned to address issues as a whole, including the appointment of independent auditors. Each Director receives an annual fee of $l,000 for serving as a member of the Board of Directors each fiscal year; however, the Board of Directors did not receive any such compensation for the fiscal year ended March 26, 2004 due to the Company's then financial condition. Murray Sennet has received the sum of $7,200 for consulting services provided to IEH for each of the last three fiscal years.

         During the fiscal year ended March 28, 2008, one (1) meeting of the Board of Directors was held by telephone conference. All Directors participated in such meeting of the Board. In addition, during the fiscal year ended March 28, 2008, the Board of Directors took action by unanimous written consent on two
(2) occasions.

         All matters relating to audit, compensation, nominations and corporate governance are considered and acted upon by our Board of Directors.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

         The Board does not have a compensation committee. There are no interlocks between our Directors and Directors of other companies.

Audit Committee and Audit Committee Financial Expert

         We do not have an Audit Committee of the Board. Because of our small size of operations and because our shares of Common Stock are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee. The Board acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee. Further, as a result of our financial condition, and limited financial resources to obtain directors' and officers' insurance and to provide financial incentives to Board members, we have been unable to attract qualified persons to serve on our Board. We believe that two of our directors, Allen Gottlieb and Murray Sennet, would both qualify as "independent directors" within the meaning of the term as applied by the Nasdaq Stock Market Rule 4200(a)(15).

         Our Board of Directors has determined that we do have one current director, Murray Sennet, who qualifies as an audit committee financial expert pursuant to Item 401 of Regulation S-B.

Nominations to the Board of Directors

         We do not have a separate Nominating Committee of our Board of Directors. Given the small size of our operations, and our lack of financial resources, we have been unable to attract qualified persons to serve on our Board of Directors. As a result, our Board acts as a whole with respect to the consideration of additional candidates for service on the Board. The Board considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria, applicable to all candidates:

         [_] Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.
         [_] Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long-term objectives of IEH and should be willing and able to contribute positively to our decision-making process.
         [_] Nominees should have a commitment to understand IEH and its industries and to regularly attend and participate in meetings of the Board and its committees.
         [_] Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of IEH, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.
         [_] Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees' ability to represent the interests of all of IEH shareholders and to fulfill the responsibilities of a director.
         [_] Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

         The renomination of existing directors is not viewed as automatic, but shall be based on continuing qualification under the criteria set forth above. In addition, the Board considers the existing directors' performance on the Board and any committee thereof. The Board also considers the backgrounds and qualifications of the directors considered as a group and our ability to attract other persons to serve in light of our industry, financial condition and financial resources. The Board desires to ensure that the Board, when taken as a whole, should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

         Procedure to be Followed by Security Holders in Submitting Director Candidate Recommendations

         Any security holder who desires the Board to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman of the Board of Directors, at 140 58th Street Building B, Suite 8E, Brooklyn, New York 11220, not later than (i) with respect to an election to be held at an Annual Meeting of Shareholders, 120 days prior to the anniversary date of the immediately preceding Annual Meeting; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to shareholders. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of IEH if nominated and elected; (c) description of how the person(s) satisfy the general criteria for consideration as a candidate referred to above and (d) a biography or similar information regarding the person being nominated as would satisfy the information requirements required under the rules and regulations of the SEC for inclusion in a proxy statement.

Communications with the Board of Directors

         Any shareholder who wishes to communicate with the Board of Directors should send a written letter to the Secretary of the Company, at the Company's principal address. Letters may be directed to the Board as a whole or to individual members.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE TWO (2) NOMINEES FOR DIRECTOR.

                             EXECUTIVE COMPENSATION

         The following table sets forth below the summary compensation paid or accrued by the Company during the fiscal years ended March 28, 2008, March 30, 2007 and March 31, 2006, for the Company's Chief Executive Officer:

                                                                           Other Annual
Name and Principal Position               Year         Salary     Bonus    Compensation
---------------------------          --------------   --------   -------   ------------
Michael Offerman, Chief Executive    March 28, 2008   $105,000   $18,000         0
Officer, President (1)               March 30, 2007    100,000     5,000         0
                                     March 31, 2006    100,000    24,000         0

(1) During the years ended March 28, 2008, March 30, 2007 and March 31, 2006 the Company provided automobile allowances to Mr. Offerman. This does not include the aggregate incremental cost to the Company of such automobile or automobile allowances.

         There are no employment agreements between the Company and members of its senior management, including the Chief Executive Officer and President of the Company, Michael Offerman.

         No  officer   of  the  Company  (other  than   Mr. Offerman)   received
compensation (salary and bonus) in excess of $100,000 during the fiscal years ended March 28, 2008, March 30, 2007 and March 31, 2006.

Pension/Benefit Incentive Plan

         In 1964, the Company's shareholders and Board of Directors adopted a contributory pension plan (the "Salaried Pension Plan") effective April 1, 1964, for salaried employees of the Company. The Salaried Pension Plan as revised on April 1, 1987, provides for retirement benefits for qualified employees upon or prior to retirement.

         For early retirement, employees are eligible to receive a portion of their retirement benefits, starting 10 years prior to the employees anticipated normal retirement age (age 65), if the employee has completed 15 years of service to the Company. The employee is eligible to receive reduced retirement benefits based on an actuarial table for a period not exceeding 10 years of his lifetime. In no event would benefits exceed $12,000 per year.

         For normal retirement at the age of sixty-five (65) the employee is entitled to receive full retirement benefits for a period not exceeding 10 years of his lifetime. If the employee should die prior to the 10-year period, his beneficiaries will continue to receive the full benefit for the remainder of the 10-year term. In no event will benefits exceed $12,000 per year.

         If payment is made on the "joint and survivor basis" as elected by the employee, benefits will be provided to both the employee and spouse on a reduced basis over the life of both the employee and his spouse. If the employee should die prior to the guaranteed 10-year period, the spouse will receive the employee benefit for the remainder of the term, after which, the spouse will received the reduced spousal benefit for the life of the spouse. In no event will the benefits pursuant to the joint and survivor basis exceed $12,000 per year.

         On June 30, 1995, the Company applied to the Pension Benefit Guaranty Corporation ("PBGC") to have the PBGC assume all of the Company's responsibilities and liabilities under its Salaried Pension Plan. On April 26, 1996, the PBGC determined that the Salaried Pension Plan did not have sufficient assets available to pay benefits which were and are currently due under the terms of such Plan.

         The PBGC further determined that pursuant to the provisions of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), that the Salaried Pension Plan must be terminated in order to protect the interests of the Plan's participants. Accordingly, the PBGC proceeded pursuant to ERISA to have the Plan terminated and the PBGC appointed as statutory trustee, and to have July 31, 1995 established as the Plan's termination date.

         The Company and the PBGC negotiated a settlement on the entire matter and on July 2, 2001, an agreement was reached whereby the Company's liability to the PBGC was reduced to $244,000. The Company was required to make monthly payments to the PBGC as follows:

         September 1, 2003 to August 1, 2004         $2,000 per month
         September 1, 2004 to August 1, 2006         $3,000 per month

         September 1, 2006 to August 1, 2007         $4,000 per month

         Additionally, the Company made balloon payments of $25,000 each on the following dates: January 1, 2004, May 1, 2004, May 1, 2005 and January 1, 2006.

         The Company also granted the PBGC a lien on the Company's machinery and equipment.

         As a result of this agreement the amount due the PBGC was restated to $244,000. $43,000 was paid during the year ended March 30, 2007, $86,000 was paid during the year ended March 31, 2006, $56,000 was paid during the year ended March 25, 2005, and $39,000 was paid during the year ended March 26, 2004. The remaining balance of $20,000 was paid during the year ended March 28, 2008.

         As of August 31, 2007, the Company had satisfied its obligation to the PBGC and the lien was removed on the Company's machinery and equipment.

Stock Option Plan

         On September 21, 2001 the Company's shareholders approved the adoption of the Company's 2002 Employees Stock Option Plan to provide for the grant of options to purchase up to 750,000 shares of the Company's Common Stock to all employees, including senior management. To date, no options have been granted under the 2002 Employees Stock Option Plan.

         Options granted to employees under this plan may be designated as options which qualify for incentive stock option treatment under Section 422A of the Internal Revenue Code, or option which do not so qualify. Under this plan, the exercise price of an option designated as an incentive stock option shall not be less than the fair market value of the Company's Common Stock on the day the option is granted. In the event an option designated as an incentive stock option is granted to a ten percent (10%) shareholder, such exercise price shall be at least 110 percent (110%) of the fair market value or the Company's Common Stock and the option must not be exercisable after the expiration of five years from the day of the grant. Exercise prices of non-incentive stock options may be less than the fair market value of the Company's Common Stock.

         The aggregate fair market value of shares subject to options granted to a participant, which are designated as incentive stock options, and which become exercisable in any calendar year, shall not exceed $100,000. As of March 28, 2008, no options had been granted under such Plan.

Cash Bonus Plan

         In 1987, the Company adopted a Cash Bonus Plan. Contributions to the Cash Bonus Plan are made by the Company only after pre-tax operating profits exceed $150,000 for a fiscal year, and then to the extent of 10% of the excess of the greater or $150,000 of 25% of pre-tax operating profits. For the fiscal year ended March 31, 2006 the contribution to the Cash Bonus

Plan was $75,500. The contribution for the fiscal year ended March 30, 2007 was $20,000. The contribution for the fiscal year ended March 28, 2008 was $30,100.

                              FINANCIAL INFORMATION

A COPY OF IEH'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 28, 2008 HAS BEEN FURNISHED WITH THIS PROXY STATEMENT TO SHAREHOLDERS. A COMPLETE COPY OF IEH'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 28, 2008 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY SHAREHOLDERS UPON WRITTEN REQUEST SENT TO ROBERT KNOTH, SECRETARY, IEH CORPORATION, 140 58TH STREET, SUITE 8E, BROOKLYN, NEW YORK, 11220 SHAREHOLDERS MAY RECEIVE, FOR A NOMINAL FEE, A COPY OF THE EXHIBITS. Each such request must set forth a good faith representation that as of August 20, 2008, the person making the request was the beneficial owner of shares of Common Stock of IEH entitled to vote at the 2008 Annual Meeting of Shareholders.

         Please read all the sections of this proxy statement carefully. We are subject to the informational requirements of the Exchange Act and in accordance therewith, file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by us with the SEC may be inspected without charge at the public reference section of the SEC at 100 F Street, NE, Washington, DC 20549, Office of Investor Education and Assistance, as well as at the regional offices of the SEC. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.
------------------

                                 OTHER BUSINESS

         As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.
                         HOUSEHOLDING OF PROXY MATERIALS

         The SEC has approved a rule governing the delivery of disclosure documents. This rule allows us to send a single copy of this proxy statement to any household at which two or more of our stockholders reside, if we believe that the stockholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of "householding" proxy statements and annual reports. This rule benefits both the Company and its stockholders as it reduces the volume of duplicate information received at a stockholder's house and helps reduce our expenses. Each stockholder, however, will continue to receive individual proxy cards or voting instructions forms. Stockholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any stockholder upon written request to Corporate Secretary, IEH Corporation, 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York, 1120.

Shareholder Proposals

         Proposals of shareholders intended to be presented at IEH's 2009 Annual Meeting of Shareholders must be received by IEH on or prior to May 1, 2009 to be eligible for inclusion in IEH's proxy statement and form of proxy to be used in connection with the 2009 Annual Meeting of Shareholders.

Presentation at Meeting

         For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit our management to vote proxies in its discretion if (a) our management receives notice of the proposal before the close of business on July 9, 2009 and advises stockholders in next year's proxy statement about the nature of the matter and how it intends to vote on such matter, or (b) our management does not receive notice of the proposal prior to the close of business on July 9, 2009.

                                             By Order of the Board of Directors.

                                             Robert Knoth
                                             Secretary
Dated: August 22, 2008

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                 IEH CORPORATION

               ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 24, 2008

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned shareholder of IEH CORPORATION, a New York corporation, hereby appoints ROBERT KNOTH and MICHAEL OFFERMAN and each of them, proxies, with full power of substitution to each, to vote all Common Shares of IEH CORPORATION owned by the undersigned at the Annual Meeting of Shareholders of IEH CORPORATION to be held on September 24, 2008 at 9:00 am (New York time) and at any adjournments thereof, hereby revoking any proxy heretofore given.
The undersigned instructs such proxies to vote:

         I.       ELECTION OF DIRECTORS

                  FOR nominees listed                WITHHOLD AUTHORITY
                  below (except as marked            to vote for all nominees
                  to the contrary below)             listed below


         (Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the Nominee's name in the list below.)

                  NOMINEES FOR CLASS I DIRECTORS

         Michael Offerman                            Murray Sennet


         AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated on or about August 22, 2008 receipt of which is hereby acknowledged.

         Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted, including, without limitation, to vote to adjourn the meeting.

         Unless contrary instructions are given, the shares represented by this proxy will be voted (a) for the Election of the two (2) Directors nominated and
(b) to vote upon any other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

         Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

         Please sign, date and return this proxy immediately in the enclosed envelope.



                                    Dated:  _____________________, 2008



                                    -----------------------------------
                                    Signature


                                    -----------------------------------
                                    Print Name


                                    -----------------------------------
                                    Print Name (if joint)

                                    (Please   date  and  sign  exactly  as  name
                                    appears at left.  For joint  accounts,  each
                                    joint   owner   should   sign.    Executors,
                                    administrators, trustees, etc. should also so indicate when signing.)